                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

-------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 15, 1999


                                  CYGNUS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      DELAWARE                     0-18962                  94-2978092
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File          (IRS Employer
of incorporation)                 Number)                   Identification No.)



         400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA     94063-4719
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code (650) 369-4300

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On December 15, 1999, Cygnus, Inc. ("Cygnus") completed the sale of its Drug Delivery Business to Ortho-McNeil Pharmaceutical, Inc. ("Ortho-McNeil"), for up to $75 million in cash. The sale was completed pursuant to the terms of an Asset Purchase Agreement dated as of November 17, 1999, between Cygnus and Ortho-McNeil, a copy of which is attached hereto as Exhibit 10.49. The purchase price is contingent on the achievement of certain milestones, as more fully set forth in Section 2.4 of the Asset Purchase Agreement.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Financial Statements of Businesses Acquired.

              Not applicable.

       (b)    Pro Forma Financial Information.

              Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1999

              Unaudited Pro Forma Condensed Consolidated Statements of Income for the fiscal year ended December 31, 1998 and the nine month period ending September 30, 1999.

              Notes to Unaudited Pro Forma Condensed Consolidated Financial statements

       (c)    Exhibits.

         Exhibit Number
         ---------------

              10.49 Asset Purchase Agreement between Cygnus, Inc. and Ortho-McNeil Pharmaceutical, Inc. dated as of November 17, 1999. (Certain information has been omitted from the Agreement and filed separately with the Securities and Exchange Commission pursuant to a request by Registrant for confidential treatment pursuant to Rule 24b-2. The omitted confidential information has been identified by the following statement "Confidential Treatment Requested").

              99.1 Press Release by Cygnus, Inc. dated December 15, 1999 regarding the completion of the sale of its Drug Delivery Business.

                                  CYGNUS, INC.
                 Pro Forma Condensed consolidated Balance Sheet
                               September 30, 1999
                                   (Unaudited)
                                 (In thousands)

                                                                      As Filed
                                                                       In 10-Q      Pro Forma
                                                                    (unaudited)    Adjustments         Pro Forma
                                                              ----------------------------------    ------------------
  ASSETS:
  Current assets:
     Cash and cash equivalents                                     $   18,125      $    18,861  (a)    $   36,986
     Restricted cash                                                      871             ----                871
     Short-term investments                                             3,757             ----              3,757
     Trade accounts receivable, net of allowance                        1,424             ----              1,424
     Prepaid expenses and other current assets                            847             ----                847
                                                              ----------------------------------    ------------------
                  Total current assets                                 25,024           18,861             43,885

  Equipment and leasehold improvements:
     Equipment and leasehold improvements, at cost                     21,751           (5,062) (a)        16,689
       Less accumulated depreciation and amortization                 (14,381)           4,026  (a)       (10,355)
                                                              ----------------------------------    ------------------
                  Net equipment and improvements                        7,370           (1,036)             6,334

     Deferred compensation and other assets                             1,011             ----              1,011
     Deferred financing cost                                            6,299             ----              6,299
                                                              ----------------------------------    ------------------
                  Total assets                                     $   39,704        $  17,825         $   57,529
                                                              ----------------------------------    ------------------
                                                              ----------------------------------    ------------------
  LIABILITIES AND NET CAPITAL DEFICIENCY:
  Current liabilities:
     Accounts payable                                              $    2,253        $    ----         $    2,253
     Accrued compensation                                               3,299             ----              3,299
     Accrued professional services                                        606             ----                606
     Other accrued liabilities                                            910             ----                910
     Customer advances                                                     27             ----                 27
     Current portion of arbitration obligation                            320             ----                320
     Current portion of deferred revenue                                2,120             ----              2,120
     Current portion of long-term debt                                  3,387             ----              3,387
     Current portion of capital lease obligations                         442             ----                442
                                                              ----------------------------------    ------------------
                  Total current liabilities                            13,364             ----             13,364

  Long-term portion of arbitration obligation                          23,909             ----             23,909
  Long-term portion of debt                                             4,158             ----              4,158
  Long-term portion of capital lease obligations                          254             ----                254
  Convertible Debentures                                               17,000             ----             17,000
  Deferred compensation and other long-term liabilities                   416             ----                416

  Stockholders' net capital deficiency:
     Common stock                                                          25             ----                 25
     Additional paid-in-capital                                       172,475             ----            172,475
     Accumulated deficit                                             (191,885)          17,825  (a)      (174,060)
     Accumulated other comprehensive income/(loss)                        (12)            ----                (12)
                                                              ----------------------------------    ------------------
        Net capital deficiency                                        (19,397)          17,825             (1,572)
                                                              ----------------------------------    ------------------

             Total liabilities and stockholders' net capital
                   deficiency                                      $   39,704        $  17,825         $   57,529
                                                              ----------------------------------    ------------------
                                                              ----------------------------------    ------------------

                                  CYGNUS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  For the Nine Months Ended September 30, 1999
                                   (unaudited)
                      (In thousands, except per share data)


                                                           AS FILED       PRO FORMA                  Pro
                                                            IN 10-Q      ADJUSTMENTS                Forma
                                                                                                    -----
                 PRODUCT REVENUES                    $      ----      $         ----           $      ----
--------------------------------------------
Contract revenues                                         10,278             (7,561)      (b)        2,717
Royalty and other revenues                                   972               (972)      (b)         ----
                                                     -----------      --------------           -----------

                  TOTAL REVENUES                          11,250             (8,533)                 2,717

Costs and expenses:
         Costs of products sold                             ----                ----                  ----
         Research and development                         19,297             (5,335)      (b)       13,962
         Marketing, general and
          administrative                                   5,176             (1,147)      (b)        4,029
                                                     -----------      --------------           -----------


         TOTAL COSTS AND EXPENSES                         24,473             (6,482)                17,991

LOSS FROM OPERATIONS                                     (13,223)            (2,051)               (15,274)

Interest income/(expense), net                            (2,707)               ----                (2,707)
                                                     ------------     --------------           ------------

NET LOSS                                             $   (15,930)     $      (2,051)           $   (17,981)
                                                     -----------      --------------           -----------
                                                     -----------      --------------           -----------

Basic and diluted net loss per share                 $     (0.70)                              $     (0.79)
                                                     -----------                               -----------
                                                     -----------                               -----------
Shares used in computation of basic and diluted
   net loss per share                                     22,854                                    22,854
                                                     -----------                               -----------
                                                     -----------                               -----------

(See accompanying notes to Pro Forma Condensed Consolidated Financial
Statements.)

                                  CYGNUS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1998
                                   (unaudited)
                      (In thousands, except per share data)


                                                        AS FILED          PRO FORMA                  Pro
                                                         IN 10-K         ADJUSTMENTS                Forma
                                                                                                    -----

                 PRODUCT REVENUES                     $     587       $        (587)      (b)  $      ----
-------------------------------------------------
Contract revenues                                         10,178             (7,955)      (b)        2,223
Royalty and other revenues                                   890               (890)      (b)         ----
                                                     -----------      --------------           -----------

                  TOTAL REVENUES                          11,655             (9,432)                 2,223

Costs and expenses:
         Costs of products sold                            3,478             (3,478)      (b)         ----
         Research and development                         32,149             (6,335)      (b)       25,814
         Marketing, general and
             administrative                               11,730             (2,920)      (b)        8,810
                                                     -----------      --------------           -----------

         TOTAL COSTS AND EXPENSES                         47,357            (12,733)                34,624

LOSS FROM OPERATIONS                                     (35,702)              3,301               (32,401)

Interest income/(expense), net                            (3,726)            (2,738)      (b)       (6,464)
                                                     ------------     --------------           ------------

NET LOSS                                             $   (39,428)     $          563           $   (38,865)
                                                     -----------      --------------           -----------
                                                     -----------      --------------           -----------

Basic and diluted net loss per share                 $     (1.95)                              $     (1.92)
                                                     -----------                               -----------
                                                     -----------                               -----------
Shares used in computation of basic and diluted
   net loss per share                                     20,226                                    20,226
                                                     -----------                               -----------
                                                     -----------                               -----------

(See accompanying notes to Pro Forma Condensed Consolidated Financial
Statements.)

                                  CYGNUS, INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Condensed Consolidated Balance Sheet Adjustments:

               The pro forma condensed consolidated balance sheet assumes that the sale of the drug delivery business occurred as of September 30, 1999. Assumptions and adjustments to reflect the drug delivery business sale in the condensed consolidated balance sheet include:

(a) To reflect the estimated net cash proceeds and gain on the sale of the drug delivery business to J&J.:

-     $20.0 million     Sales price
-     $  1.2 million    Estimated costs resulting directly from the sale
                        including transaction fees, sales tax, legal and
                        accounting fees, termination benefits and contract
                        termination expenses
-     $18.8 million     Estimated net cash proceeds
-     $  1.0  million   Net operating assets of drug delivery business as of
                        September 30, 1999
-     $17.8 million     Estimated after-tax gain

               For the purpose of these statements certain employee termination benefits and costs for severance provisions have been included in the estimated costs resulting directly from the sale of the drug delivery business.

               The asset purchase agreement between the two parties dated November 17, 1999 provides for a payment of up to an additional $55.0 million over the next seven years subject to certain conditions. As this additional consideration is of a contingent nature, it has not been reflected in the pro forma condensed consolidated financial statements or adjustments.

Pro Forma Condensed Consolidated Statement of Operations Adjustments:

               The pro forma condensed consolidated statements of operations assume that the sale of the drug delivery business occurred as of January 1, 1998. The statements do not include any impact of the gain on disposal or costs related to the sale. The pro forma adjustments (b) are to eliminate results of operations of drug delivery business from historical financial statement amounts and relate entirely to the drug delivery business. In future public filings, historical results will be restated from those previously filed to reflect results of the drug delivery business as discontinued operations in accordance with Accounting Principles Board Opinion No. 30.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CYGNUS, INC.


Date:    December 30, 1999              By:          /s/ Barbara G. McClung
                                              ---------------------------------
                                              Barbara G. McClung
                                              Senior Vice President
                                              and General Counsel